801 Capitola/Heat Biologics

EXHIBIT 10.47

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is made as of February ___, 2014 (“Effective Date”), by and between ARE-100/800/801 CAPITOLA DRIVE, LLC, a Delaware limited liability company ("Landlord"), and HEAT BIOLOGICS, INC., a Delaware corporation ("Tenant").

RECITALS

A.

Landlord and Tenant are parties to that certain Lease Agreement dated as of January 24,  2014 (the "Lease").  Pursuant to the Lease, Tenant leases approximately 5,303 rentable square feet in a building located at 801 Capitola Drive, Durham, North Carolina.  Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.

Landlord and Tenant desire, subject to the terms and conditions set forth below, to among other things, (i) increase the Base Rent and (ii) replace Schedule 1 that is attached to the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Base Rent.  Effective as of February ___, 2014, the defined term “Base Rent” shall be deleted in its entirety and replaced with the following:

“Base Rent:

$23.40 per rentable square foot per annum, subject to adjustment as provided for in Section 4 below.”

2.

Schedule 1.  Effective as of the date of this First Amendment, Schedule 1 (Space Plan) attached to the Lease is deleted in its entirety and replaced with Schedule 1 attached to this First Amendment.

3.

Brokers.  Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker") in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction, other than Synergy Commercial Advisors and Cresa Carolinas.  Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers specifically named in this Section 3, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

4.

Miscellaneous.

a.

This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.

This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

801 Capitola/Heat Biologics

c.

This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d.

Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment.  In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail.

[Signatures are on the next page.]

801 Capitola/Heat Biologics

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:

ARE-100/800/801 CAPITOLA, LLC,

a Delaware limited liability company

By:

ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

a Delaware limited partnership,

managing member

By:

ARE-QRS CORP., a Maryland corporation,

general partner

                         By:

_________________________

                         Its:

_________________________

TENANT:

HEAT BIOLOGICS, INC.,
a Delaware corporation

By:

______________________________________

Its:

______________________________________

801 Capitola/Heat Biologics

Schedule 1

Space Plan

[Attached]